Centennial Government Trust
Supplement dated October 29, 2008 to the
Prospectus dated October 24, 2008

This supplement amends the Prospectus dated October 24, 2008 and is in addition to the supplement dated October 24, 2008 for Centennial Government Trust.  The prospectus is changed as follows:

1.  Effective as of the close of the New York Stock Exchange on October 29, 2008, the Board of Trustee of Centennial Government Trust has set the rate for the Service (12b-1) Fees at the rate of zero.

October 29, 2008                                                                       PS0170.019